Annual Fund Operating Expenses - Invesco Moderately Conservative Multi-Asset Allocation ETF - ETF	Feb. 26, 2021
Operating Expenses:
Management Fees	0.05%
Other Expenses	none
Acquired Fund Fees and Expenses	0.28%	[1]
Total Annual Fund Operating Expenses	0.33%

[1]	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including the Underlying ETFs (as defined below). These expenses are based on the total expense ratio of the Underlying ETFs disclosed in each Underlying ETF’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.